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                                                                  Exhibit 11

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KPMG PEAT MARWICK LLP

4200 Norwest Center             Telephone 612 305 5000  Telefax 612 305 5039
90 South Seventh Street
Minneapolis, MN 55402


                            INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Jundt Funds, Inc.:

We consent to the use of our report included herein and to the reference to our Firm under the heading "COUNSEL AND AUDITORS" in Part B of the Registration Statement.





                                            /s/ KPMG Peat Marwick LLP
                                            --------------------------
                                            KPMG Peat Marwick LLP


Minneapolis, Minnesota
December 22, 1995